                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


Date of Report (Date of earliest event reported)________________________________ May 10, 1996
- --------------------------------------------------------------------------------

FCC National Bank
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


United States of America                 0-16337                  51-0269396
- --------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware           19801
- --------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                         Page 1 of 71
                                         Exhibit Index on Page 5

Item 5.  Other Events.
- ------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
- -------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             8.40% Credit Card Certificates Series 1991-D,
             6.25% Asset Backed Certificates Series 1992-E,
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Asset Backed
             Certificates Series 1993-G, Floating Rate
             Credit Card Certificates Series 1993-H, Floating Rate Asset Backed Certificates Series 1994-I, Floating
             Rate Asset Backed Certificates Series 1994-J, Floating Rate Credit Card Certificates Series 1994-K, 7.15% Credit Card Certificates Series 1994-L, Floating Rate Credit Card Certificates Series 1995-M, Floating Rate Credit Card Certificates Series 1995-N, Floating Rate Credit Card Certificates Series 1995-O and Floating Rate Credit Card Certificates Series 1995-P.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 8.40% Credit Card
             Certificates Series 1991-D.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 6.25% Asset Backed
             Certificates Series 1992-E.

       28D.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28E.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-G.

       28F.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-I.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28L.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28M.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28N.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date:  May 10, 1996          By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
- -------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II
                  8.40% Credit Card
                  Certificates Series 1991-D,
                  6.25% Asset Backed Certificates
                  Series 1992-E, Floating Rate Asset
                  Backed Certificates Series 1993-F,
                  Floating Rate Asset Backed
                  Certificates Series 1993-G, Floating
                  Rate Credit Card Certificates Series
                  1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-I,
                  Floating Rate Asset Backed Certificates
                  Series 1994-J, Floating Rate Credit
                  Card Certificates Series 1994-K,
                  7.15% Credit Card Certificates Series
                  1994-L, Floating Rate Credit Card
                  Certificates Series 1995-M, Floating
                  Rate Credit Card Certificates Series
                  1995-N, Floating Rate Credit Card
                  Certificates Series 1995-O and
                  Floating Rate Credit Card Certificates
                  Series 1995-P.

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 8.40% Credit Card
                  Certificates Series 1991-D.

  28C.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 6.25% Asset Backed
                  Certificates Series 1992-E.

  28D.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

  28E.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-G.

  28F.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1993-H.

  28G.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-I.

  28H.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-J.

  28I.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1994-K.

  28J.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 7.15% Credit Card
                  Certificates Series 1994-L.

  28K.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-M.

  28L.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-N.

  28M.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-O.

  28N.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-P.

                                                                     Exhibit 28A

                        MONTHLY SERVICER'S CERTIFICATE



                               FCC NATIONAL BANK



              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                  May 7, 1996

              ---------------------------------------------------



     The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:


       1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


       2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing
           Agreement.


       3.  The undersigned are Servicing Officers.


       4.  The aggregate amount of Collections
           processed for the Due Period for this
           Distribution Date was equal to . . . .            $1,781,950,053.23

                                                                     Exhibit 28A

       5.  (a)  The aggregate amount of such Collections
           allocated to Principal Receivables for the
           Due Period for this Distribution Date was
           equal to . . . . . . . . . . . . . . . .          $1,604,143,418.75

           (b)  The aggregate amount of such Collections
           allocated to Finance Charge Receivables for the
           Due Period for this Distribution Date was
           equal to . . . . . . . . . . . . . . . .            $177,806,634.48


       6.  The aggregate Interchange Amount, (which
           will be included as Finance Charge Receivables
           for all Series), for this distribution
           date was equal to. . . . . . . . . . . .             $17,328,419.32


       7.  The Invested Percentage of Collections
           allocated to Principal Receivables
           for the Due Period was equal to for:
           Series 1991-D . . . . . . . . . . . . . .                     7.934%
           Series 1992-E . . . . . . . . . . . . . .                     7.934%
           Series 1993-F . . . . . . . . . . . . . .                     5.554%
           Series 1993-G . . . . . . . . . . . . . .                     2.380%
           Series 1993-H . . . . . . . . . . . . . .                     5.554%
           Series 1994-I . . . . . . . . . . . . . .                     3.967%
           Series 1994-J . . . . . . . . . . . . . .                     3.967%
           Series 1994-K . . . . . . . . . . . . . .                     3.967%
           Series 1994-L . . . . . . . . . . . . . .                     3.967%
           Series 1995-M . . . . . . . . . . . . . .                     4.534%
           Series 1995-N . . . . . . . . . . . . . .                     4.534%
           Series 1995-O . . . . . . . . . . . . . .                     4.534%
           Series 1995-P . . . . . . . . . . . . . .                     4.534%


       8.  The Invested Percentage of Collections
           allocated to Finance Charge Receivables for
           the Due Period was equal to for:
           Series 1991-D . . . . . . . . . . . . . .                     5.290%
           Series 1992-E . . . . . . . . . . . . . .                     7.934%
           Series 1993-F . . . . . . . . . . . . . .                     5.554%
           Series 1993-G . . . . . . . . . . . . . .                     1.587%
           Series 1993-H . . . . . . . . . . . . . .                     5.554%
           Series 1994-I . . . . . . . . . . . . . .                     3.967%
           Series 1994-J . . . . . . . . . . . . . .                     3.967%
           Series 1994-K . . . . . . . . . . . . . .                     3.967%
           Series 1994-L . . . . . . . . . . . . . .                     3.967%
           Series 1995-M . . . . . . . . . . . . . .                     4.534%
           Series 1995-N . . . . . . . . . . . . . .                     4.534%
           Series 1995-O . . . . . . . . . . . . . .                     4.534%
           Series 1995-P . . . . . . . . . . . . . .                     4.534%

                                                                     Exhibit 28A

       9.  The Invested Percentage with respect to
           the Investor Default Amount for
           the Due Period was equal to for:
           Series 1991-D . . . . . . . . . . . . . .                     5.290%
           Series 1992-E . . . . . . . . . . . . . .                     7.934%
           Series 1993-F . . . . . . . . . . . . . .                     5.554%
           Series 1993-G . . . . . . . . . . . . . .                     1.587%
           Series 1993-H . . . . . . . . . . . . . .                     5.554%
           Series 1994-I . . . . . . . . . . . . . .                     3.967%
           Series 1994-J . . . . . . . . . . . . . .                     3.967%
           Series 1994-K . . . . . . . . . . . . . .                     3.967%
           Series 1994-L . . . . . . . . . . . . . .                     3.967%
           Series 1995-M . . . . . . . . . . . . . .                     4.534%
           Series 1995-N . . . . . . . . . . . . . .                     4.534%
           Series 1995-O . . . . . . . . . . . . . .                     4.534%
           Series 1995-P . . . . . . . . . . . . . .                     4.534%


      10.  The aggregate amount of drawings or payments,
           if any, under the Enhancement, if any,
           required to be made on the next succeeding
           Distribution Date is equal to for:
           Series 1991-D . . . . . . . . . . . . . .                     $0.00
           Series 1992-E . . . . . . . . . . . . . .                     $0.00
           Series 1993-F . . . . . . . . . . . . . .                     $0.00
           Series 1993-G . . . . . . . . . . . . . .                     $0.00
           Series 1993-H . . . . . . . . . . . . . .                     $0.00
           Series 1994-I . . . . . . . . . . . . . .                     $0.00
           Series 1994-J . . . . . . . . . . . . . .                     $0.00
           Series 1994-K . . . . . . . . . . . . . .                     $0.00
           Series 1994-L . . . . . . . . . . . . . .                     $0.00
           Series 1995-M . . . . . . . . . . . . . .                     $0.00
           Series 1995-N . . . . . . . . . . . . . .                     $0.00
           Series 1995-O . . . . . . . . . . . . . .                     $0.00
           Series 1995-P . . . . . . . . . . . . . .                     $0.00

      11.  The amount of interest due on the Cash
           Collateral Account loan, if applicable,
           required to be paid on the next Distribution
           Date is equal to for:
           Series 1991-D . . . . . . . . . . . . . .                $25,000.00
           Series 1992-E . . . . . . . . . . . . . .                $60,280.88
           Series 1993-F . . . . . . . . . . . . . .                $42,875.00
           Series 1993-G . . . . . . . . . . . . . .                $12,687.50
           Series 1993-H . . . . . . . . . . . . . .                $40,444.44
           Series 1994-I . . . . . . . . . . . . . .                $23,644.44
           Series 1994-J . . . . . . . . . . . . . .                $24,888.89
           Series 1994-K . . . . . . . . . . . . . .                $26,821.39
           Series 1994-L . . . . . . . . . . . . . .                $19,529.37
           Series 1995-M . . . . . . . . . . . . . .                     $0.00
           Series 1995-N . . . . . . . . . . . . . .                     $0.00
           Series 1995-O . . . . . . . . . . . . . .                     $0.00
           Series 1995-P . . . . . . . . . . . . . .                     $0.00

                                                                     Exhibit 28A

      12.  The amount of Monthly Servicing Fee
           required to be paid on the next succeeding
           Distribution Date is equal to for:
           Series 1991-D . . . . . . . . . . . . . .             $1,111,111.11
           Series 1992-E . . . . . . . . . . . . . .             $1,666,666.67
           Series 1993-F . . . . . . . . . . . . . .             $1,225,000.00
           Series 1993-G . . . . . . . . . . . . . .               $350,000.00
           Series 1993-H . . . . . . . . . . . . . .             $1,166,666.67
           Series 1994-I . . . . . . . . . . . . . .               $833,333.33
           Series 1994-J . . . . . . . . . . . . . .               $833,333.33
           Series 1994-K . . . . . . . . . . . . . .               $833,333.33
           Series 1994-L . . . . . . . . . . . . . .               $833,333.33
           Series 1995-M . . . . . . . . . . . . . .               $952,380.96
           Series 1995-N . . . . . . . . . . . . . .               $952,380.96
           Series 1995-O . . . . . . . . . . . . . .               $952,380.96
           Series 1995-P . . . . . . . . . . . . . .               $952,380.96


      13.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of interest
           is equal to for:
           Series 1991-D . . . . . . . . . . . . . .             $4,666,666.67
           Series 1992-E . . . . . . . . . . . . . .             $5,208,333.33
           Series 1993-F . . . . . . . . . . . . . .             $3,383,333.33
           Series 1993-G . . . . . . . . . . . . . .               $946,666.67
           Series 1993-H . . . . . . . . . . . . . .             $3,325,000.00
           Series 1994-I . . . . . . . . . . . . . .             $2,362,500.00
           Series 1994-J . . . . . . . . . . . . . .             $2,383,333.33
           Series 1994-K . . . . . . . . . . . . . .             $2,369,791.67
           Series 1994-L . . . . . . . . . . . . . .             $2,979,166.67
           Series 1995-M . . . . . . . . . . . . . .             $2,743,422.63
           Series 1995-N . . . . . . . . . . . . . .             $2,707,470.24
           Series 1995-O . . . . . . . . . . . . . .             $2,739,383.13
           Series 1995-P . . . . . . . . . . . . . .             $2,712,239.24


      14.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of principal
           is equal to for:
           Series 1991-D . . . . . . . . . . . . . .            $83,333,333.34
           Series 1992-E . . . . . . . . . . . . . .                     $0.00
           Series 1993-F . . . . . . . . . . . . . .                     $0.00
           Series 1993-G . . . . . . . . . . . . . .            $25,000,000.00
           Series 1993-H . . . . . . . . . . . . . .                     $0.00
           Series 1994-I . . . . . . . . . . . . . .                     $0.00
           Series 1994-J . . . . . . . . . . . . . .                     $0.00
           Series 1994-K . . . . . . . . . . . . . .                     $0.00
           Series 1994-L . . . . . . . . . . . . . .                     $0.00
           Series 1995-M . . . . . . . . . . . . . .                     $0.00
           Series 1995-N . . . . . . . . . . . . . .                     $0.00
           Series 1995-O . . . . . . . . . . . . . .                     $0.00
           Series 1995-P . . . . . . . . . . . . . .                     $0.00

                                                                     Exhibit 28A

      15.  The excess, if any, of the First Chicago Amount
           over the Aggregate Principal Receivables
           required to be maintained pursuant to the
           Agreement . . . . . . . . . . . . . . . .         $4,617,541,784.57

      16.  The First Chicago Amount for the Due
           Period divided by Aggregate Principal
           Receivables for the Due Period . . . . . . . . .             40.076%

      17.  The Minimum First Chicago Interest
           Percentage . . . . . . . . . . . . . . . . . . .              7.000%

      18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

      19.  As of the date hereof, to the best
           knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

      20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

      21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

      22. During the preceding calendar month, the number of newly - originated Accounts was 92,689.


           IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                        FCC NATIONAL BANK
                                           as Servicer


                                      /s/ Michael J. Sheahan
                                  By: ______________________________________
                                                  Servicing Officer

                                      /s/ Charlotte Drevant
                                  By: ______________________________________
                                                   Servicing Officer

                                                                     Exhibit 28B

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1991-D
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1991-D Supplement dated as of June 1, 1991 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1991-D Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $88.000

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1991-D Certificates,
                 per $1,000 interest . . . . . . . . . .                $83.333

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1991-D Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.667

                                                                     Exhibit 28B

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1991-D Certificates. . . . .        $137,602,016.92

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1991-D
                 Certificates, per $1,000 interest. . . .              $137.602

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by
                 the Exchangeable Seller's Certificate
                 and by the Investor Certificates of
                 all Series). . . . . . . . . . . . . . .    $12,603,256,072.57

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1991-D
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $666,666,666.64

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1991-D Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  5.290%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1991-D Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  7.934%

                                                                     Exhibit 28B

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $708,917,442.11

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1991-D
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $4,194,814.63

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1991-D Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

                 The amount of the Monthly Servicing
                 Fee payable by the Trust to the Servicer
                 for the current Distribution Date .             $1,111,111.11

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $80,000,000.00

                                                                     Exhibit 28B

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1991-D
                 Certificates as of such Due Period . . .               12.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the amount of the Invested Amount
                 on the last day of the month ending on
                 the Record Date adjusted for Investor
                 Charge-Offs set forth in B.5.a. above and for
                 the distributions of principal set forth in A.2
                 above to the amount of the Full Invested
                 Amount).  The amount of a Certificateholder's
                 pro rata share of the Invested Amount can be
                 determined by multiplying the original
                 denomination of the holder's Certificate by
                 the Pool Factor . . . . . . . . . . . .           58.33333333%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28C

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1992-E
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1992-E Supplement dated as of August 1, 1992 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1992-E Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $5.208

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1992-E Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1992-E Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $5.208

                                                                     Exhibit 28C

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1992-E Certificates. . . . .        $15,482,907.97

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1992-E
                 Certificates, per $1,000 interest. . . .              $15.483

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by
                 the Exchangeable Seller's Certificate
                 and by the Investor Certificates of
                 all Series). . . . . . . . . . . . . . .   $12,603,256,072.57

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1992-E
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .     $1,000,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1992-E Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 7.934%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1992-E Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                 7.934%

                                                                     Exhibit 28C

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $708,917,442.11

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1992-E
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $6,292,221.94

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1992-E Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

                 The amount of the Monthly Servicing
                 Fee payable by the Trust to the Servicer
                 for the current Distribution Date .             $1,666,666.67

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .          $120,000,000.00

                                                                     Exhibit 28C

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1992-E
                 Certificates as of such Due Period . . .               12.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28D

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-F
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-F Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.833

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1993-F Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-F Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.833

                                                                     Exhibit 28D

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-F Certificates. . . . .         $9,904,702.25

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-F
                 Certificates, per $1,000 interest. . . .              $14.150

             d.  Excess Principal Collections allocated in
                 respect of the Series 1993-F Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-F
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $700,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-F Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 5.554%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-F Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                 5.554%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                 $0.00

                                                                     Exhibit 28D

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $708,917,442.11

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-F
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $4,404,555.36

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-F Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .               $291,666.67

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .               $933,333.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

                                                                     Exhibit 28D

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $91,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-F
                 Certificates as of such Due Period . . .               13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28E

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-G
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-G Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-G Certificateholders on the
                 Payment Date per $1,000 interest. . . .               $86.489

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1993-G Certificates,
                 per $1,000 interest . . . . . . . . . .               $83.333

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-G Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $3.156

                                                                     Exhibit 28E

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-G Certificates. . . . .        $41,013,938.44

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-G
                 Certificates, per $1,000 interest. . . .             $136.713

             d.  Excess Principal Collections allocated in
                 respect of the Series 1993-G Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-G
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $200,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-G Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 1.587%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-G Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                 2.380%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                 $0.00

                                                                     Exhibit 28E

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $708,917,442.11

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-G
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $1,258,444.39

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-G Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .                $83,333.33

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .               $266,666.67

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

                                                                     Exhibit 28E

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $26,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-G
                 Certificates as of such Due Period . . .               13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       58.33333333%

         D. Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28F

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-H
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-H Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.750

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1993-H Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-H Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.750

                                                                     Exhibit 28F

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-H Certificates. . . . .        $10,108,868.91

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-H
                 Certificates, per $1,000 interest. . . .              $14.441

             d. Excess Principal Collections allocated in
                respect of the Series 1993-H Certificates,
                if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series)   $12,603,256,072.57

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-H
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $700,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-H Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 5.554%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-H Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                 5.554%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                 $0.00

                                                                     Exhibit 28F

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $708,917,442.11

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1993-H
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $4,404,555.36

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1993-H Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .               $437,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .               $729,166.67

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

                                                                     Exhibit 28F

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $91,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1993-H
                 Certificates as of such Due Period . . .               13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D. Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28G

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-I
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-I Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-I Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.725

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-I Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-I Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.725

                                                                     Exhibit 28G

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-I Certificates. . . . .         $7,220,620.64

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-I
                 Certificates, per $1,000 interest. . . .              $14.441

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-I Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-I Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-I
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-I Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 3.967%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-I
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .              3.967%

                                                                     Exhibit 28G

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $708,917,442.11

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-I
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $3,146,110.97

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-I Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .               $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .               $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

                                                                     Exhibit 28G

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $62,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-I
                 Certificates as of such Due Period . . .               12.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D. Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28H

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-J
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-J Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.767

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-J Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-J Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.767

                                                                     Exhibit 28H

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-J Certificates. . . . .         $7,220,620.64

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-J
                 Certificates, per $1,000 interest. . . .              $14.441

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-J Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-J Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-J
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-J Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 3.967%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-J
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .              3.967%

                                                                     Exhibit 28H

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $708,917,442.11

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-J
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $3,146,110.97

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-J Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .               $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .               $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

                                                                     Exhibit 28H

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $65,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-J
                 Certificates as of such Due Period . . .               13.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D. Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28I

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-K
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-K Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.740

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-K Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-K Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.740

                                                                     Exhibit 28I

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-K Certificates. . . . .         $7,220,620.64

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-K
                 Certificates, per $1,000 interest. . . .              $14.441

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-K
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-K Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 3.967%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-K
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .              3.967%

                                                                     Exhibit 28I

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $708,917,442.11

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-K
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $3,146,110.97

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-K Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .               $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .               $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

                                                                     Exhibit 28I

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $72,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-K
                 Certificates as of such Due Period . . .               14.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D. Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28J

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-L
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-L Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $5.958

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-L Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-L Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $5.958

                                                                     Exhibit 28J

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-L Certificates. . . . .         $7,220,620.64

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-L
                 Certificates, per $1,000 interest. . . .              $14.441

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .               $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-L
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-L Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 3.967%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-L
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .              3.967%

                                                                     Exhibit 28J

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .             $708,917,442.11

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-L
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .               $3,146,110.97

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                    $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-L Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                     $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .               $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .               $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

                                                                     Exhibit 28J

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . .           $57,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-L
                 Certificates as of such Due Period . . .               11.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .      100.00000000%

         D. Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-M
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.783

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.783

                                                                     Exhibit 28K

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-M Certificates. . . . .         $8,252,137.88

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $7,220,620.64

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .              $14.441

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .        $2,357,217.38

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-M Certificates, if any . . .                $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-M Certificates, if any . . .                $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

                                                                     Exhibit 28K

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-M
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .       $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-M Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 4.534%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-M
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                 4.534%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                12.500%


             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .       $708,917,442.11

                                                                     Exhibit 28K

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-M
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .         $3,595,555.40

             b.  The Class A Investor Default Amount. .          $3,146,110.97

             c.  The Collateral Investor Default Amount.           $449,444.43

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                  $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                 $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                  $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .            $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .            $595,238.10

                                                                     Exhibit 28K

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                 1.143%


             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $71,428,572.00


             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $77,142,858.00

                                                                     Exhibit 28K

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .     100.00000000%


         D. Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .             $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-N
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.717

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.717

                                                                     Exhibit 28L

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-N Certificates. . . . .         $8,252,137.88

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $7,220,620.64

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .              $14.441

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .        $2,390,550.72

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-N Certificates, if any . . .                $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-N Certificates, if any . . .                $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

                                                                     Exhibit 28L

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-N
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .       $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-N Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 4.534%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-N
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                 4.534%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                12.500%


             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .       $708,917,442.11

                                                                     Exhibit 28L

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-N
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .         $3,595,555.40

             b.  The Class A Investor Default Amount. .          $3,146,110.97

             c.  The Collateral Investor Default Amount.           $449,444.43

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                  $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                 $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                  $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .            $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .            $595,238.10

                                                                     Exhibit 28L

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                 1.143%


             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $71,428,572.00


             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $77,142,858.00

                                                                     Exhibit 28L

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .     100.00000000%


         D. Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .             $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28M

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-O
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.775

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.775

                                                                     Exhibit 28M

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-O Certificates. . . . .         $8,252,137.88

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $7,220,620.64

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .              $14.441

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .        $2,361,384.05

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-O Certificates, if any . . .                $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-O Certificates, if any . . .                $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

                                                                     Exhibit 28M

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-O
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .       $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-O Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 4.534%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-O
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                 4.534%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                12.500%


             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .       $708,917,442.11

                                                                     Exhibit 28M

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-O
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .         $3,595,555.40

             b.  The Class A Investor Default Amount. .          $3,146,110.97

             c.  The Collateral Investor Default Amount.           $449,444.43

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                  $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                 $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                  $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .            $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .            $595,238.10

                                                                     Exhibit 28M

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                 1.143%


             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $71,428,572.00


             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $77,142,858.00

                                                                     Exhibit 28M

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .     100.00000000%


         D. Deficit Controlled Amortization Amount.


              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .             $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President

                                                                     Exhibit 28N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-P
                                  May 7, 1996

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the May 15, 1996 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $4.733

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $4.733

                                                                     Exhibit 28N

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.      $276,003,468.57

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-P Certificates. . . . .         $8,252,137.88

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $7,220,620.64

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .              $14.441

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .        $2,382,217.38

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-P Certificates, if any . . .                $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-P Certificates, if any . . .                $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).  $12,603,256,072.57

                                                                     Exhibit 28N

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-P
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .       $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .       $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-P Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 4.534%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-P
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                 4.534%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                12.500%


             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .       $708,917,442.11

                                                                     Exhibit 28N

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-P
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .         $3,595,555.40

             b.  The Class A Investor Default Amount. .          $3,146,110.97

             c.  The Collateral Investor Default Amount.           $449,444.43

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                  $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                 $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                  $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .            $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .            $595,238.10

                                                                     Exhibit 28N

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                     $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                 1.143%


             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $71,428,572.00


             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $77,142,858.00

                                                                     Exhibit 28N

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .     100.00000000%


         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .             $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                             /s/ Michael J. Sheahan
                                      By     _______________________________

                                      Title:         Vice President